UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, First Floor

San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

(415) 390-2337

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Twilio Inc. (the “Company”) is filing this Current Report on Form 8-K to file the consent of KPMG, LLP (“KPMG”) to the incorporation by reference in the registration statement (File No. 333-231794) on Form S-3 of the Company of their report with respect to the consolidated balance sheets of the Company as of December 31, 2019 and 2018, related consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2019, and the related notes, which report appears in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

The consent of KPMG is filed herewith as Exhibit 23.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG, independent registered public accounting firm

104	Cover Page Interactive Data File (formatted as Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2020

TWILIO INC.

By:	/s/ Khozema Shipchandler
Khozema Shipchandler
Chief Financial Officer